   DTF Tax-Free
   Income Inc.
------------------------------------------------------------
   Annual Report
   October 31, 2002

                                  LETTER TO
                                  SHAREHOLDERS

                                       December 9, 2002

Dear Shareholder:

Fund Performance

   The DTF Tax-Free Income Fund (DTF) continued to provide an attractive level of tax-free income over the past twelve months ending October 31, 2002. On October 31st, the stock closed at $15.00.

   The Board of Directors increased the dividend for the third time this year at its meeting on November 19, 2002. The monthly dividend was increased from $0.075 per common share to $0.08 per common share. The increase in the dividend has been the result of the Fund's higher earnings due primarily to the low interest rate on its remarketed preferred stock (its leverage). This rate has declined from almost 5% in May of 2000 to as low as 1.15% in early March 2002. Based on the November 29, 2002 closing stock price of $15.16, the $0.08 monthly dividend translates into a tax-free current yield of 6.33%. This level of income continues to be generated by a high quality, well-diversified investment portfolio.

   The DTF's total return, based on the net asset value, for its one, three and five year periods is compared to its Lipper Leveraged Municipal Peer Group

                          ANNUALIZED TOTAL RETURN
                              (10/31/02)


                       One Year   Three Years  Five Years   Since Inception(1)
DTF                      6.96%       9.81%       6.47%           7.89%
Lipper Leveraged
Municipal Peer Group     4.93        9.10        5.71            7.10

(1) Inception date 11/30/91.

   The Fund's strong credit quality combined with good call protection and well diversified sector holdings, contributed to this strong outperformance over these periods. The Fund's diversification by market sector is shown below:

                         Fund Diversification

                    Market Sectors
                    Water/Sewer Revenue       34%
                    Electric Utilities        18
                    Pollution Control         10
                    Pre-Refunded Utilities     6
                    Non-Utilities             32

General Economic Commentary

   Throughout 2002, the bond market has seen short-term U.S. Treasury rates decline significantly, while longer-term treasury rates are mostly unchanged, as the U.S. economy has been unable to fully recover from the recession experienced during late 2001. Over the past two years, the Federal Reserve
(Fed) has lowered interest rates twelve times, totaling 525 basis points, in response to the deteriorating domestic economy. With the Fed Funds rate currently at a 41-year low of 1.25% and the economy beginning to show modest signs of a recovery, it appears that the Fed is done lowering interest rates. Over the twelve months ended October 31, 2002, two-year U.S. Treasury rates decreased by 75 basis points while 30-year U.S. Treasury rates actually increased by 11 basis points. This larger decline in short-term rates has created a very steep Treasury yield curve. We expect the U.S. Treasury curve to remain steep until the market is fully convinced that the problems plaguing the economy have diminished and an economic recovery is firmly underway.

   Over the past twelve months, the U.S. economy has slowly showed signs of strengthening with small improvements in GDP and housing starts. However, the overall pace of this economic recovery has been sluggish as concerns regarding weak business capital spending, corporate malfeasance, rising borrowing costs for companies, weak corporate profitability, declining stock prices and geopolitical risks are weighing on the economy. While economic and geopolitical uncertainty continue to adversely effect the economy and the markets, minimal inflation and the very low level of interest rates should allow the economy to continue to recover, albeit at a more moderate pace, as we move into 2003. Inflation, as measured by the Consumer Price Index (CPI), has increased slowly over the year as it ended October on a year-over-year basis at 2.0%, up from June 2002 at 1.1%. However, at 2.0% on a year-over-year basis, inflation is still considered to be low and not problematic for an economic recovery. While there remains some uncertainty in ultimate timing and pace of the economic recovery, the current monetary policy that is in place should stimulate growth and support a sustainable economic expansion.

The Municipal Market and Your Fund

   The same two themes that dominated the municipal market in 2001 have remained in place over the past twelve months; a continued steepening of the tax-exempt yield curve and increased supply of municipal bonds. The combination of the sluggish economy and further interest rate actions by the Fed in attempt to jumpstart the economy has caused the municipal yield curve to remain steep. Through October of 2002, long maturity tax-exempt rates are mostly unchanged, yet there was a pronounced decline in rates ten years and shorter, causing the yield curve to steepen to levels not seen since 1992.
The second theme has been increased supply. Municipalities have taken advantage of historically low municipal yields to fund new projects, finance budget deficits, and refund older, higher cost debt. Through October of 2002, new issuance was up 27% year-over-year, driven by refundings, which have increased by 44% this year. Total municipal issuance in 2002 exceeded 1993's record level, as interest rates remain favorable for municipal issuance. Overall, municipal credit spreads have widened over the past twelve months as municipalities have struggled with declining revenues caused by the sluggish economy and the pressure of ratings downgrades. However, credit spreads still remain narrow when taking the risks of lower rated securities into consideration, making higher quality bonds still good relative value.

   Within the DTF Fund, we continue to emphasize higher quality bonds. The Fund currently has an average quality rating of AA+ with over 90% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is well diversified between electric utility, pollution control, and water/sewer issues. The Fund has continued the theme of increasing exposure to the water and sewer utility sector while slowly reducing exposure to electric utility bonds due to the higher quality, liquidity, and essential nature that water and sewer bonds offer relative to electric utilities. Specifically, the power crisis that plagued California and the accounting questions surrounding independent power producers has cast a negative shadow over the electric utility industry and this has spilled over into municipal electric utility bonds. As a result, the portfolio remains well diversified in an effort to minimize exposure to any one sector, with electric utility exposure currently at 18%, which historically is a low level of exposure for the Fund.

Outlook

   As we move forward into 2003, factors that could drive the relative value of municipal bonds over the next year include: the pace and strength of an economic recovery, potential tax reform which impacts the demand for municipal bonds, and future U.S. military actions abroad that could cause a flight to U.S. Treasury bonds. Finally, should the U.S. stock market continue to experience the same level of volatility and negative returns that it has experienced over the past two and a half years, nervous investors may continue to move money into tax-exempt issues, which could be positive for the market. In spite of these uncertainties, we believe the municipal market represents good relative value at current levels.

   We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.

Sincerely,


Francis E. Jeffries, CFA
Chairman of the Board
President and Chief Executive Officer

----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Portfolio of Investments
October 31, 2002

----------------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          LONG-TERM INVESTMENTS--142.6%
                          Alabama--4.8%
                          Jefferson Cnty. Swr. Rev.
                            Capital Impvt.
Aaa            $ 3,000    5.125%, 2/1/29, Ser. A,
                            F.G.I.C................ $  3,025,260
Aaa              4,000    5.00%, 2/1/33, Ser. A,
                            F.G.I.C................    3,975,000
                                                    ------------
                                                       7,000,260
                                                    ------------
                          California--21.4%
                          Foothill/Eastern Corr.
                            Agency
                            Toll Road Rev.,
Aaa              5,640(b) 6.00%, 1/1/34, Ser. A,
                            Prerefunded 1/01/07 @
                            $100...................    6,435,466
                          Fresno Swr. Rev.,
Aaa              3,030    6.00%, 9/1/09,
                            A.M.B.A.C..............    3,542,827
Aaa              2,000    6.25%, 9/1/14,
                            A.M.B.A.C..............    2,420,800
                          Pomona Sngl. Fam. Mtge.
                            Rev.,
Aaa              2,705    7.375%, 8/1/10,
                            Escrowed to maturity...    3,161,604
                          Riverside Cnty. Sngl.
                            Fam.
                            Rev., Mtge. Backed,
Aaa              2,500    7.80%, 5/1/21, Ser. A,
                            Escrowed to maturity...    3,367,950
                          San Bernardino Cnty.
                            Residential Mtge. Rev.,
Aaa              7,840    9.60%, 9/1/15,
                            Escrowed to maturity...   12,010,331
                                                    ------------
                                                      30,938,978
                                                    ------------
                          Colorado--0.4%
                          Colorado Hsg. Fin. Auth.,
                            Sngl. Fam. Prog.,
Aa2                465    8.00%, 6/1/25............      473,705
Aa2                160    8.125%, 6/1/25...........      162,725
                                                    ------------
                                                         636,430
                                                    ------------
                          Connecticut--4.8%
                          Connecticut St. Airport
                            Rev.,
Aaa                925(b) 7.65%, 10/1/12, F.G.I.C.
                          Prerefunded 10/1/04 @
                            $100...................    1,027,666
Aaa              2,075    7.65%, 10/1/12,
                            F.G.I.C................    2,294,327

----------------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          Mashantucket Western
                            Pequot Tribe Spl. Rev.,
Baa3           $ 3,500    5.75%, 9/1/18, Ser. B.... $  3,560,935
                                                    ------------
                                                       6,882,928
                                                    ------------
                          Florida--7.2%
                          Dade Cnty. Wtr. & Swr.
                            Sys. Rev.,
Aaa              3,000    5.25%, 10/1/26,
                            F.G.I.C................    3,076,770
                          Florida Mun. Ln. Council
                            Rev. North Miami Beach
                            Wtr. Proj., Ser. B,
Aaa              2,210    5.375%, 8/1/20,
                            M.B.I.A................    2,363,484
                          St. Petersburg Public
                            Utilities Rev.,
Aaa              5,000    5.00%, 10/1/28, Ser. A,
                            F.S.A..................    5,024,150
                                                    ------------
                                                      10,464,404
                                                    ------------
                          Georgia--16.0%
                          Atlanta Wtr. & Wastewater
                            Rev., Ser. A
Aaa              2,385    5.00%, 11/1/29,
                            F.G.I.C................    2,388,267
Aaa                715    5.00%, 11/1/38,
                            F.G.I.C................      712,626
Aaa              2,615(b) 5.00%, 11/1/29, F.G.I.C.
                          Prerefunded 5/1/09 @
                            $101...................    2,908,900
Aaa                785(b) 5.00%, 11/1/38, F.G.I.C.
                          Prerefunded 5/1/09 @
                            $101...................      873,226
                          De Kalb Cnty Wtr. & Swr.
                            Rev.,
Aa2              4,000    5.00%, 10/1/24...........    4,018,000
                          Fulton Cnty. Sch. Dist.,
                            Gen. Oblig.,
Aa2              2,000    5.375%, 1/1/16...........    2,237,860
                          Georgia Mun. Elec. Auth.
                            Pwr. Rev., Ser. Y,
Aaa                145    6.40%, 1/1/13,
                            A.M.B.A.C.,
                            Escrowed to maturity...      176,675
Aaa              2,470    6.40%, 1/1/13,
                            A.M.B.A.C..............    2,950,465
                          Georgia Mun. Elec. Auth.
                            Rev.,
Aaa              5,500    6.50%, 1/1/20, Ser. X,
                            A.M.B.A.C..............    6,782,545
                                                    ------------
                                                      23,048,564
                                                    ------------

                                          See Notes to Financial Statements.

----------------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          Idaho--3.8%
                          Idaho Hsg. Agcy.,
                            Sngl. Fam. Mtge. Sr.,
Aa1            $ 3,135    6.65%, 7/1/14, Ser. B.... $  3,336,392
Aaa              2,123    6.60%, 7/1/27, Ser. B,
                            F.H.A..................    2,205,670
                                                    ------------
                                                       5,542,062
                                                    ------------
                          Illinois--6.5%
                          Chicago Gas Supply Rev.,
                            (People's Gas, Lt. &
                            Coke Co.),
Aa3              4,600    6.875%, 3/1/15...........    4,709,296
                          Chicago Gen. Oblig.,
Aaa              4,000    6.25%, 1/1/11,
                            A.M.B.A.C..............    4,703,800
                                                    ------------
                                                       9,413,096
                                                    ------------
                          Indiana--5.5%
                          Indiana Mun. Pwr. Agcy.,
                            Pwr. Supply Sys. Rev.,
Aaa              5,000    6.00%, 1/1/13, Ser. B,
                            M.B.I.A................    5,851,100
                          Indianapolis Local Pub.
                            Impvt. Bond Bank,
                            Waterworks Proj.,
Aaa              2,100    5.25%, 7/1/33, Ser. A,
                            M.B.I.A................    2,142,945
                                                    ------------
                                                       7,994,045
                                                    ------------
                          Kentucky--1.4%
                          Louisville & Jefferson
                            Cnty.
                            Met. Swr. District,
                            Swr. & Drain Sys. Rev.,
Aaa              2,000    5.00%, 5/15/30,
                            F.G.I.C................    1,994,020
                                                    ------------
                          Louisiana--0.9%
                          St. Charles Parish, Solid
                            Waste Disp. Rev.,
                            (Louisiana Pwr. & Lt.
                            Co.),
Aaa              1,250    7.00%, 12/1/22, F.S.A....    1,279,725
                                                    ------------
                          Massachusetts--8.8%
                          Boston Wtr. & Swr.
                            Comm. Rev.,
Aaa              2,000    5.00%, 11/1/28, Ser. D,
                            F.G.I.C................    2,001,280
                          Massachusetts St. Tpk.
                            Auth., Metro. Highway
                            Sys. Rev.,
Aaa              2,355    5.125%, 1/1/23, Ser. B...    2,378,008
Aaa              2,500    4.75%, 1/1/34, Ser. A,
                            A.M.B.A.C..............    2,378,950

----------------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          Massachusetts St., Wtr.
                            Res. Auth.,
Aaa            $ 5,330(b) 7.00%, 8/1/13, Ser. A,
                            M.B.I.A., Prerefunded
                            8/1/04 @ 101 1/2....... $  5,888,531
                                                    ------------
                                                      12,646,769
                                                    ------------
                          Michigan--1.4%
                          Detroit Wtr. Supply Sys.
                            Rev.,
                            Sr. Lien,
Aaa              2,000    5.00%, 7/1/30, Ser. A,
                            F.G.I.C................    1,993,920
                                                    ------------
                          Nebraska--4.1%
                          Omaha Pub. Pwr. Dist.,
                            Elec. Rev.,
Aa2              2,500    6.15%, 2/1/12, Ser. B
                          Escrowed to maturity.....    2,925,125
Aa2              2,500    6.20%, 2/1/17, Ser. B
                          Escrowed to maturity.....    2,970,675
                                                    ------------
                                                       5,895,800
                                                    ------------
                          New Jersey--1.5%
                          New Jersey St. Gen.
                            Oblig., Ser. H,
Aa2              2,000    5.25%, 7/1/17............    2,202,680
                                                    ------------
                          New York--15.7%
                          Long Island Pwr. Auth.
                            Elec. Sys. Rev.,
Aaa              4,000    5.25%, 12/1/26, Ser. A,
                            M.B.I.A................    4,090,160
                          Metro. Trans. Auth. Rev.,
Aaa              1,000    5.25%, 11/15/31, Ser. A,
                            F.G.I.C................    1,029,870
                          New York City Mun. Wtr.
                            Fin. Auth. Wtr. & Swr.
                            Sys. Rev.,
Aaa              5,000    5.00%, 6/15/29, Ser. B,
                            F.S.A..................    5,009,150
                          New York St. Dorm. Auth.
                            Rev., Comsewogue Pub.
                            Lib. Insd.,
Aaa              2,265    6.00%, 7/1/15,
                            M.B.I.A................    2,501,873
                          New York St. Energy
                            Research & Dev. Auth.
                            Facs. Rev.,
                            (Con Edison Co. of NY),
A1               4,000    7.125%, 12/1/29..........    4,394,040
                          New York St. Envir. Fac.
                            Corp. Poll. Ctrl. Rev.,
Aaa              2,485(b) 6.90%, 11/15/15, Ser. D
                            Prerefunded 11/15/04 @
                            $102...................    2,789,785
Aaa              2,515    6.90%, 11/15/15, Ser. D..    2,811,519
                                                    ------------
                                                      22,626,397
                                                    ------------

                                          See Notes to Financial Statements.

----------------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          Ohio--1.9%
                          Ohio St. Wtr. Dev. Auth.
                            Rev.,
Aaa              2,445    5.50%, 6/1/20, Ser. B,
                            F.S.A..................    2,720,796
                                                    ------------
                          South Carolina--1.1%
                          Spartanburg Waterworks
                            Rev., Jr. Lien,
Aaa              1,500    5.25%, 6/1/28............    1,546,320
                                                    ------------
                          Tennessee--2.3%
                          Tennessee Hsg. Dev.
                            Agcy., Mtge. Fin.,
Aaa              3,105    6.15%, 7/1/15, Ser. B,
                            M.B.I.A................    3,263,076
                                                    ------------
                          Texas--14.8%
                          Bexar Met. Wtr. Dist.
                            Waterworks Sys. Rev.,
Aaa              2,500    5.00%, 5/1/25,
                            M.B.I.A................    2,489,975
                          Coastal Wtr. Auth.
                            Contract Rev., City Of
                            Houston Proj.,
Aaa              4,000    5.00%, 12/15/25,
                            F.S.A..................    3,983,480
                          El Paso Wtr. & Swr. Rev.,
Aaa              1,555    5.50%, 3/1/12, Ser. A,
                            F.S.A..................    1,759,700
                          Harris Cnty. Toll Road
                            Sub. Lien.,
Aa1              1,650    7.00%, 8/15/10, Ser. A...    2,029,748
                          Houston Wtr. & Swr. Sys.
                            Rev.,
Aaa              1,500    5.25%, 12/1/23, Ser. B...    1,532,625
Aaa              3,500    5.00%, 12/1/28, Ser. A...    3,479,665
                          Lower Colorado River
                            Auth. Rev., Refunding &
                            Impvmnt.,
Aaa              2,000    5.00%, 5/15/31, F.S.A....    1,990,920
                          San Antonio Elec. & Gas
                            Rev.,
Aa1              4,000    5.00%, 2/1/18, Ser. A....    4,107,320
                                                    ------------
                                                      21,373,433
                                                    ------------
                          Virginia--2.8%
                          Henrico Cnty. Wtr & Swr.
                            Rev.,
Aa2              3,985    5.00%, 5/1/28............    4,006,121
                                                    ------------
                          Washington--12.4%
                          Conservation & Renewable
                            Energy Sys., Cons.
                            Proj. Rev.,
Aa1              2,600    6.875%, 10/1/11..........    2,879,838
                          King Cnty. Swr. Rev.,
Aaa              2,500    5.00%, 1/1/31,
                            F.G.I.C................    2,473,725

----------------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------------
                          Snohomish Cnty., Pub.
                            Utils. Dist. No. 1
                            Elec. Rev.,
A1             $ 1,500(b) 6.90%, 1/1/06, Ser. A
                          Prerefunded 1/1/03 @
                            $100................... $  1,512,870
Aaa              8,000    5.80%, 1/1/24, Ser. B,
                            M.B.I.A................    8,305,760
                          Washington St. Pub. Pwr.
                            Supply,
                            Nuclear Proj. No. 2
                            Rev.,
Aa1              2,400    6.00%, 7/1/07, Ser. A....    2,699,016
                                                    ------------
                                                      17,871,209
                                                    ------------
                          Wyoming--3.1%
                          Wyoming St. Farm Loan
                            Brd. Cap. Facs. Rev.,
AA-*             4,000    5.75%, 10/1/20...........    4,557,400
                                                    ------------
                          Total long-term
                            investments
                            (cost $184,136,600)....  205,898,433
                                                    ------------
                          SHORT-TERM INVESTMENT--0.3%
               Shares
              ---------
                          Goldman Sachs Tax Exempt
                            Money Market Fund,
NR              397,113   (cost $397,113).........      397,113
                                                   ------------
                          Total
                            Investments--142.9%
                            (cost $184,533,713;
                            Note 4)...............  206,295,546
                          Other assets in excess
                            of liabilities--2.1%..    3,055,423
                          Liquidation Value of
                            Remarketed Preferred
                            Stock--(45.0%)........  (65,000,000)
                                                   ------------
                          Net Assets Applicable to
                            Common Stock--100%.... $144,350,969
                                                   ------------
                                                   ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
      A.M.B.A.C.--American Municipal Bond Assurance Corporation.
      F.G.I.C.--Financial Guarantee Insurance Company.
      F.H.A.--Federal Housing Authority.
      F.S.A.--Financial Security Assurance Inc.
      M.B.I.A.--Municipal Bond Insurance Association.
(b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
* Standard & Poor's rating.
  NR--Not Rated by Moody's or Standard & Poor's.

                                          See Notes to Financial Statements.

----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Statement of Assets and Liabilities
October 31, 2002
----------------------------------------------------------
Assets
Investments, at value (cost
  $184,533,713)........................   $206,295,546
Cash...................................         76,292
Interest receivable....................      3,364,146
                                          ------------
  Total assets.........................    209,735,984
                                          ------------
Liabilities
Accrued expenses.......................        205,716
Advisory fee payable (Note 2)..........         87,579
Dividends payable to common
  shareholders.........................         60,562
Administration fee payable (Note 2)....         26,274
Tax expense payable....................          4,884
                                          ------------
  Total liabilities....................        385,015
                                          ------------
Remarketed preferred stock ($.01 par
  value; 1,300 preferred shares,
  issued and outstanding, liquidation
  preference $50,000 per share; Note 6).  $ 65,000,000
                                          ------------
Net Assets Applicable to Common
  Stock................................   $144,350,969
                                          ------------
                                          ------------
Net assets applicable to common stock
  were comprised of:
  Common stock at par ($.01 par value;
    600,000,000 shares authorized and
    8,507,456 issued and outstanding)..   $     85,075
  Paid-in capital......................    120,408,778
  Undistributed net investment
    income.............................      2,081,329
  Accumulated net realized gain on
    investments........................         13,954
  Net unrealized appreciation on
    investments........................     21,761,833
                                          ------------
  Net assets applicable to common stock
    (equivalent to $16.97 per share
    based on 8,507,456 shares
    outstanding).......................   $144,350,969
                                          ------------
                                          ------------

See Notes to Financial Statements.


----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Statement of Operations
Year Ended October 31, 2002
----------------------------------------------------------
Net Investment Income
Income
  Interest..............................   $10,991,296
                                           -----------
Expenses
  Investment advisory fee...............     1,025,213
  Administration fee....................       307,564
  Remarketing expense...................       164,000
  Directors' fees and expenses..........       130,000
  Custodian's fees and expenses.........        69,000
  Transfer agent's fees and expenses....        63,000
  Reports to shareholders...............        50,000
  Audit fee and expenses................        50,000
  Legal fees and expenses...............        33,000
  Registration fees.....................        27,000
  Miscellaneous.........................        10,533
                                           -----------
    Total expenses......................     1,929,310
                                           -----------
Net investment income...................     9,061,986
                                           -----------
Realized and Unrealized Gain on
Investments
Net realized gain on investment
  transactions..........................        76,991
  Tax expense on undistributed net
  realized capital gains................        (4,884)
                                           -----------
                                                72,107
                                           -----------
Net change in unrealized appreciation on
  investments...........................     1,216,530
                                           -----------
Net realized and unrealized gain on
  investments...........................     1,288,637
                                           -----------
Dividends on remarketed preferred
  stock.................................      (969,774)
                                           -----------
Net Increase in Net Assets
Resulting from Operations...............   $ 9,380,849
                                           -----------
                                           -----------

See Notes to Financial Statements.

----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Statement of Changes
In Net Assets
----------------------------------------------------------
                                 Year Ended October 31,
Increase in                    ---------------------------
Net Assets                         2002         2001(a)
                               ------------   ------------
Operations:
  Net investment income......  $  9,061,986   $  9,247,226
  Net realized gain (loss) on
    investment transactions..        72,107        (41,497)
  Net change in unrealized
    appreciation on
    investments..............     1,216,530     10,205,803
  Dividends on remarketed
    preferred stock..........      (969,774)    (2,103,589)
                               ------------   ------------
  Net increase in net assets
    resulting from
    operations...............     9,380,849     17,307,943
Dividends:
  Dividends to common
    shareholders from net
    investment income........    (7,105,116)    (6,392,060)
                               ------------   ------------
    Total increase...........     2,275,733     10,915,883

Net Assets Applicable to
  Common Stock
Beginning of year............   142,075,236    131,159,353
                               ------------   ------------
End of year(b)...............  $144,350,969   $142,075,236
                               ------------   ------------
                               ------------   ------------
---------------
(a) Certain amounts have been restated to conform to new
    requirements under generally accepted accounting
    principles.
(b) Includes undistributed
  net investment income of...  $  2,081,329   $    994,740
                               ------------   ------------
                               ------------   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
DTF TAX-FREE INCOME INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                        Year Ended October 31,
PER SHARE OPERATING PERFORMANCE OF COMMON          ----------------------------------------------------------------
SHAREHOLDERS:                                        2002(f)        2001(e)      2000(e)      1999(e)      1998(e)
                                                   ------------     --------     --------     --------     --------

Net asset value, beginning of year...............    $  16.70       $  15.42     $  14.96     $  16.62     $  16.28
                                                   ------------     --------     --------     --------     --------
  Net investment income(d).......................        1.07           1.09         1.13         1.14         1.17
  Net realized and unrealized gain (loss) on
  investments(d).................................         .15           1.19          .50        (1.59)         .41
Dividends from net investment income to
  remarketed preferred shareholders..............        (.11)          (.25)        (.32)        (.25)        (.28)
                                                   ------------     --------     --------     --------     --------
Net increase (decrease) from investment
  operations.....................................        1.11           2.03         1.31         (.70)        1.30
                                                   ------------     --------     --------     --------     --------
Dividends from net investment income to
  common shareholders............................        (.84)          (.75)        (.85)        (.96)        (.96)
                                                   ------------     --------     --------     --------     --------
Net asset value, end of year(a)..................    $  16.97       $  16.70     $  15.42     $  14.96     $  16.62
                                                   ------------     --------     --------     --------     --------
Per share market value, end of year(a)...........    $  15.00       $  14.45     $  12.69     $  14.13     $  17.31
                                                   ------------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN OF COMMON
SHAREHOLDERS(b)..................................        9.71%         20.14%       (4.08)%     (13.34)%      11.41%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(c)
Operating expenses...............................        1.37%          1.38%        1.38%        1.39%        1.34%
Net investment income............................        6.44%          6.73%        7.51%        7.10%        7.18%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (000)..........................................    $140,786       $137,104     $127,639     $136,111     $137,680
Portfolio turnover rate..........................          15%             8%          26%           6%           0%
Net assets of common shareholders,
  end of period (000)............................    $144,351       $142,075     $131,159     $127,239     $140,465
Asset coverage per share of preferred stock,
  end of period..................................    $161,039       $159,289     $150,892     $147,876     $158,050
Preferred stock outstanding (000)................    $ 65,000       $ 65,000     $ 65,000     $ 65,000     $ 65,000

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(c) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Certain amounts have been reclassified to conform to new requirements under generally accepted accounting principles.
(f) Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02 and decrease net realized and unrealized gain (loss) per share by $0.02 and increase the ratio of net investment income from 6.35% to 6.44%. Per share amounts and ratios for the years ended prior to October 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

----------------------------------------------------------
DTF TAX-FREE INCOME INC.
Notes to Financial Statements
----------------------------------------------------------

   DTF Tax-Free Income Inc. (formerly known as Duff & Phelps Utilities Tax-Free Income Inc.) (the 'Fund') was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily (at least 65% of its total assets) in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.


Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

   Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on securities using the effective interest method.

   As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discounts on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the accretion been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but changes the classification of certain amounts between interest income and realized and unrealized appreciation (depreciation) in the Statement of Operations. The cumulative adjustment upon initial adoption through October 31, 2001 resulted in an increase to undistributed net investment income of $268,197 and a decrease to unrealized appreciation on investments of $268,197.

   The current adjustments for the year ended October 31, 2002 resulted in an increase to net investment income of $123,134, a decrease to net realized gains of $163,820 and an increase to unrealized appreciation on investments of $40,686.

Federal Income Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Federal income taxes have been recorded on such undistributed capital gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued on a weekly basis and are determined as described in Note 6.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Change in Accounting Principle: In July 2001, a Securities and Exchange Commission staff announcement, Emerging Issues Task Force D-98 ('EITF D-98'), Classification and Measurement of Redeemable Securities, was issued providing new guidance related to the presentation of preferred stock in financial statements. EITF D-98 is required to be applied beginning with fiscal quarters ending after December 15, 2001 on a retroactive basis, by restating the prior year's financial statements. In accordance with the announcement, the Fund has presented its remarketed preferred shares outside of net assets and in the Statement of Assets and Liabilities. In adopting EITF D-98, the Fund's net assets as of November 1, 2000 in the statement of changes in net assets is restated by excluding remarketed preferred stock valued at $65,000,000 at that date. The adoption also resulted in dividends to preferred shareholders being reclassified from distributions on the statement of changes in net assets to a separate line item with in the statement of operations. As part of the adoption, per share distributions of dividends on remarketed preferred shares were reclassified from distributions to amounts from investment operations for each period presented in the financial highlights. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net income or capital gains or losses to common shareholders.


Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the 'Adviser'), a subsidiary of Phoenix Investment Partners, Ltd., and an Administration Agreement with Prudential Investments LLC ('PI'), an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly managed assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PI pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.


Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002 aggregated $30,984,702 and $29,937,391, respectively.


Note 4. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments. For the year ended October 31, 2002, the adjustments were to decrease undistributed net investment income and increase accumulated realized gain on investments by $168,704, due to permanent differences between financial reporting and tax accounting. Net investment income, net realized gains and net assets were not affected by this change.

   For the year ended October 31, 2002, the tax character of total dividends paid of $8,074,890 was tax-exempt income. This amount includes $969,774 paid to preferred shareholders.

   As of October 31, 2002, the accumulated undistributed earnings on a tax basis was $1,894,518 (includes a timing difference of $60,562 for dividends payable) of tax-exempt income.

   The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of October 31, 2002 was as follows:

                                                         Net
 Tax Basis of                                         Unrealized
 Investments       Appreciation     Depreciation     Appreciation
--------------     ------------     ------------     ------------
 $184,306,202      $22,019,796        $ 30,452       $21,989,344

   The difference between book basis and tax basis was attributable to differences in the treatment of market discount accretion for book and tax purposes.


Note 5. Capital

There are 600 million shares of $.01 par value common stock authorized.

   For the year ended October 31, 2002 the Fund did not issue any common shares in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund's Articles of Incorporation authorize the issuance of Remarketed Preferred Stock ('RP'). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 1.15% to 2.05% during the year ended October 31, 2002.

   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


Note 7. Subsequent Events

Subsequent to October 31, 2002, dividends declared and paid on preferred shares totalled $79,823. On November 1, 2002, the Board of Directors of the Fund declared a dividend of $.075 per common share payable on November 29, to common shareholders of record on November 15. On November 19, 2002, the Board of Directors approved a dividend of $.08 per common share to be declared on December 1, 2002 payable on December 31, to common shareholders of record on December 15.

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
DTF Tax-Free Income Inc.

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DTF Tax-Free Income Inc. (the 'Fund') as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DTF Tax-Free Income Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                   Ernst & Young LLP

New York, New York
November 19, 2002

--------------------------------------------------------------------------------
                   FEDERAL INCOME TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------
   We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2002) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 2002, all dividends paid from net investment income were federally tax-exempt interest dividends.

--------------------------------------------------------------------------------
                       DIRECTORS OF THE FUND (Unaudited)
--------------------------------------------------------------------------------
Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Funds, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Phoenix Investment Partners ('PXP').

      Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                 Positions      Office and                                    Fund Complex            Other
                                    Held        Length of        Principal Occupation(s)       Overseen by     Directorships Held
Name, Address and Age            with Funds    Time Served         During Past 5 Years          Director         by the Director
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway                  Director     Term expires   Chairman, Rittenhouse                38        Director of Urstadt
Rittenhouse Advisors, LLC                     2003; Director  Advisors, LLC (consulting                      Biddle Property Corp.
101 Park Avenue                               since December  firm) since 2001. Chairman and                 (1989-present).
New York, NY 10178                                 1995       Board Member of the                            Trustee/Director,
Age: 72                                                       Metropolitan Transportation                    Trism, Inc.
                                                              Authority (1992-2001).                         (1994-2001),
                                                              Chairman and Trustee of the                    Consolidated Edison
                                                              Harlem Youth Development                       Company of New York,
                                                              Foundation (1987-present).                     Inc. (1970-2002), Union
                                                              Chairman and Director of New                   Pacific Corp.
                                                              York Housing Partnership                       (1978-2002), Blackrock
                                                              Development Corp.                              Fund for Freddie Mac
                                                              (1981-present).                                Securities (Advisory
                                                              Director/Trustee, Pace                         Director) (1990-2002),
                                                              University (1978-present),                     Accuhealth, Inc.
                                                              Realty Foundation of New York                  (1994-2002).
                                                              (1972-present).
                                                              Director/Trustee, Centennial
                                                              Insurance Company (1974-2002),
                                                              Josiah Macy, Jr., Foundation
                                                              (1973-2002), Atlantic Mutual
                                                              Insurance Company (1986-2002).

William W. Crawford               Director     Term expires   Currently retired. Former             4
3003 Gulf Shore Blvd. Pound401                2004; Director  President and Chief Operating
Naples, FL 34103                              since November  Officer of Hilliard, Lyons,
Age: 74                                            1995       Inc., a registered
                                                              broker-dealer.

Harry Dalzell-Payne               Director     Term expires   Currently retired. Formerly a        38
The Flat                                      2003; Director  Major General of the British
Elmore Court                                    since July    Army
Elmore, GLOS GL2 3NT, UK                           1996
Age 73

William N. Georgeson              Director     Term expires   Currently retired. Former Vice        4
575 Glenwood Road                             2005; Director  President of Nuveen Advisory
Lake Forest, IL 60045                         since January   Corp., an investment adviser.
Age: 75                                            1993       Director, Concordia University
                                                              Foundation (charity)
                                                              (1994-present)

Eileen A. Moran                   Director     Term expires   President and Chief Executive         4
PSEG Resources, Inc.                          2005; Director  Officer, PSEG Resources Inc.
80 Park Plaza T-22                            since January   (1990-present).
Newark, NJ 07102                                   1996
Age: 48

Everett L. Morris                 Director     Term expires   Vice President of W.H. Reaves        38
W.H. Reaves and Company                       2003; Director  and Company (since 1993).
10 Exchange Place                             since January   Prior to March 1993, Director
Jersey City, NJ 07302                              1993       of Public Service Enterprise
Age: 74                                                       Group Incorporated and
                                                              President and Chief Operating
                                                              Officer of Enterprise
                                                              Diversified Holdings
                                                              Incorporated. Prior to January
                                                              1992, Senior Executive Vice
                                                              President Chief Financial
                                                              Officer of Public Service
                                                              Electric and Gas Company.
                                                              Prior to 1991, Director of
                                                              First Fidelity Bank, N.A.,
                                                              N.J.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                 Positions      Office and                                    Fund Complex            Other
                                    Held        Length of        Principal Occupation(s)       Overseen by     Directorships Held
Name, Address and Age            with Funds    Time Served         During Past 5 Years          Director         by the Director
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Pavia                  Director     Term expires   Currently retired. Vice               4
7145 North Ionia Avenue                       2004; Director  Chairman Cook County Illinois
Chicago, IL 60646                             since January   President's Advisory
Age: 72                                            1993       Council-Forest Preserve
                                                              District (since 1997). Special
                                                              Consultant, K&D Facilities
                                                              Resource Corp. (since 1995).
                                                              Former Chairman and Chief
                                                              Executive Officer of Speer
                                                              Financial, Inc.

      Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                 Positions      Office and                                    Fund Complex            Other
                                    Held        Length of        Principal Occupation(s)       Overseen by     Directorships Held
Name, Address and Age            with Funds    Time Served         During Past 5 Years          Director         by the Director
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries(1)          Chairman of    Term expires   Chairman of the Board of             31        Director, The Empire
8477 Bay Colony Drive           the Board of  2005; Director  Directors and President of the                 District Electric
Pound902                         Directors    since January   Registrant. Until May 13,                      Company.
Naples, FL 34108                    and            1993       1997, Chairman of the Board of
Age: 72                          President                    Directors of PXP. Prior to
                                                              July 1995, Chief Executive
                                                              Officer of the predecessor of
                                                              PXP and Chairman of the Board
                                                              of Duff & Phelps Investment
                                                              Management Co.

Philip R. McLoughlin(2)           Director     Term expires   Director and Chief Executive         49        Director, The Phoenix
56 Prospect Street                            2004; Director  Officer (1995-2002) and                        Companies, Inc. (since
Hartford, CT 06115                              since July    Chairman (1997-2002), PXP.                     2001). Director, PXRE
Age: 55                                            1996       Executive Vice President and                   Group (1985-present),
                                                              Chief Investment Officer, The                  and World Trust Fund
                                                              Phoenix Companies, Inc.                        (1991-present).
                                                              (2001-2002). Director,
                                                              (1994-2002) and Executive Vice
                                                              President, Investments,
                                                              (1988-2002) Phoenix Life
                                                              Insurance Company. Director,
                                                              Phoenix Investment Management
                                                              Company (2001-2002). Director,
                                                              Aberdeen Asset Management plc
                                                              (1986-2002). Director
                                                              (1983-2002) and Chairman
                                                              (1995-2002) Phoenix Investment
                                                              Counsel, Inc. Director
                                                              (1984-2002), Chairman
                                                              (1990-2002) and President
                                                              (1990-2000), Phoenix Equity
                                                              Planning Corporation. Chairman
                                                              and Chief Executive Officer,
                                                              Phoenix/Zweig Advisers
                                                              (1999-2002). Director and
                                                              Executive Vice President,
                                                              Phoenix Life and Annuity
                                                              Company (1996-2002), Director
                                                              and Executive Vice President,
                                                              PHL Variable Insurance Company
                                                              (1995-2002), and Director,
                                                              Phoenix National Trust Company
                                                              (1996-2002). Director, W.S.
                                                              Griffith Securities Inc.
                                                              (1992-2002). Director and Vice
                                                              President, PM Holdings, Inc.
                                                              (1985-2002).

(1) Mr. Jeffries is an interested person of the Funds by reason of his position as President of the Funds.
(2) Mr. McLouglin is an interested person of the Funds by reason of his position with PXP and its affiliates.

--------------------------------------------------------------------------------
                       MANAGEMENT OF THE FUND (Unaudited)
--------------------------------------------------------------------------------

   The following table sets forth certain information concerning the principal executive officers of the Funds. Francis E. Jeffries, a Director of DTF, serves as President of the Fund. Information regarding Mr. Jeffries is set forth above. The officers serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds, but are also officers of the Adviser or PXP and receive compensation in such capacities.

                           Position(s) Held with Fund and Length of
Name, (Age) and Address                   Time Served                          Principal Occupation(s) During Past 5 Years
-----------------------   -------------------------------------------   ----------------------------------------------------------
James D. Wehr (45)        Vice President and Chief Investment Officer   Vice President of Duff & Phelps Investment Management Co.
56 Prospect Street        since 1998.                                   (2000-present). Senior Vice President, Fixed Income
Hartford, CT 06115-0480                                                 (1998-present), Managing Director, Fixed Income
                                                                        1996-1998), Phoenix Investment Counsel, Inc.

Timothy M. Heaney (38)    Vice President and Portfolio Manager since    Managing Director, Fixed Income (1997-present), Director,
56 Prospect Street        1997.                                         Fixed Income Research (1996-1997), Investment Analyst
Hartford, CT 06115-0480                                                 (1995-1996), Phoenix Investment Counsel, Inc.

Alan M. Meder (43)        Treasurer & Principal Financial and           Senior Vice President of Duff & Phelps Investment
55 E. Monroe Street       Accounting Officer since 2000 and Assistant   Management Co. (1994-present).
Chicago, IL 60603         Secretary since 2002.

Richard J. Wirth (44)     Secretary since 2002.                         Vice President and Insurance and Investment Products
One American Row                                                        Counsel (2002-present), Counsel (1993-2002), Phoenix Life
Hartford, CT 06102                                                      Insurance Company. Secretary, Phoenix Fund Complex
                                                                        (2002-present).

Nancy J. Engberg (46)     Assistant Secretary since 1999.               Vice President and Counsel, Phoenix Investment Partners
One American Row                                                        Ltd. since 1999. Second Vice President and Counsel,
Hartford, CT 06102                                                      Phoenix Home Life Mutual Insurance Company (1994-1999).


--------------------------------------------------------------------------------
                         OTHER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

   Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.

   Pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe, Inc. (the 'Plan Agent') in shares of common stock of the Fund ('Fund Shares') pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 43011, Providence, Rhode Island, 02940-3011 or call toll free (800) 451-6788.

   The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund's common stock is listed or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

   The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and was effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

   The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

   Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

   There have been no material changes in the Fund's investment objectives or policies, charter or by-laws and principal risk factors associated with investment in the Fund.

   The annual shareholder meeting held on May 24, 2002, shareholders elected William N. Georgeson, Francis E. Jeffries and Eileen A. Moran as directors of the Fund. William W. Crawford, E. Virgil Conway, Philip R. McLoughlin, Everett
L. Morris, Richard A. Pavia and Harry Dalzell-Payne were not up for election and their terms accordingly continued after the date of that meeting. The results of the matters voted upon were as follows:

                                                          Number of Shares
                                         ----------------------------------------------------
                                                         Withheld
                                             For        Authority      Against       Abstain
                                         -----------    ----------    ---------     ---------
Election of William N. Georgeson (1)       7,889,194            --           --        94,564
Election of Francis E. Jeffries (1)        7,867,490            --           --       116,268
Election of Eileen A. Moran (1)            7,888,689            --           --        95,069

(1) The number of common shares issued outstanding and eligible to vote were 8,508,856. Quorum was 7,983,758 or 93.89% of eligible voting shares.

------------------------------------------------------
            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Philip R. McLoughlin
            Everett L. Morris
            Eileen A. Moran
            Richard A. Pavia
            Harry Dalzell-Payne

            Officers
            Francis E. Jeffries, President & Chief Executive
              Officer
            James D. Wehr, Vice President & Chief Investment
              Officer
            Timothy M. Heaney, Vice President & Portfolio
              Manager
            Richard J. Wirth, Secretary
            Nancy Engberg, Assistant Secretary
            Alan M. Meder, Treasurer & Principal Financial and
              Accounting Officer and Assistant Secretary

            Investment Adviser
            Duff & Phelps Investment Management Co.
            55 East Monroe Street
            Suite 3600
            Chicago, IL 60603
            (312) 263-2610

            Administrator
            Prudential Investments LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Call toll free (800) 225-1852

            Custodian
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Transfer Agent
            EquiServe, Inc.
            P.O. Box 43011
            Providence, RI 02940-3011
            Call toll free (800) 451-6788

            Independent Auditors
            Ernst & Young LLP
            5 Times Square
            New York, NY 10036

            Legal Counsel
            Skadden, Arps, Slate, Meagher & Flom (Illinois)
            333 West Wacker Drive
            Chicago, IL 60606

              This report is for stockholder information.
            This is not a prospectus intended for use in the purchase or sale of Fund shares.

            23334J107
            23334J206